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                                                                   Exhibit 10.18

                [Letterhead of Spitfire Marketing Systems Inc.]


Spitfire Marketing Systems Inc.
650 FIFTH STREET, SUITE 405
SAN FRANCISCO, CA 94107

Phone (415) 442-5040  Fax (415)  442-5049

11 August 1998

To:  Mr. Bob Helfant
     iName, Inc.
     New York, New York

Good morning, Bob:

This will confirm your acceptance of a sub-lease with Spitfire Marketing in San Francisco for space at 650 Fifth Street/Suite 405 effective September 1, 1998.

(1) We will provide rental space in Quadrant B of Suite 405 (see attached floor plan). The space is 710 square feet in the master suite.

(2) We will provide floor space/fully equipped conference room/telephone lines and jacks for up to 4 lines. iName, Inc. is responsible for monthly telephone usage, long distance.

(3) All utilities and maintenance/cleaning are included in the base monthly rent.

(4) We will provide a separate fax number for iName, Inc will be billed for their long distance faxes at regular phone rates. The fax machine and copier is coded so accurate accounting will be provided on a monthly basis. After usage of 2000 copies per month, a $35.00 per month copier fee will be added to the billing.

(5) This lease is on a month-to-month basis. Thirty days notice must be provided in writing to Spitfire Marketing upon vacating premises.


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Spitfire Marketing Systems
iName, Inc. Lease Agreement

(6)   iName, Inc. will add Spitfire to its general liability insurance.

(7) Upon fully executed lease agreement, Spitfire Marketing will provide DSL telephone lines to all tenants. This will be fully operational 32 days from date of this letter.

(8) The monthly rent will be $1100.00 per month. A deposit of $1100.00 per months is also required to Spitfire Marketing Systems to secure this agreement. Spitfire is waiving the last month's rent in lieu of reduced deposit. Rent is due on the second of the month, with a five day grace period. For the time period, until internet connectivity is established, rent is $700.00 per month.

This agreement is effective:


By /s/ Bob Helfant 8/14/98
  ------------------------------------
  Name, Inc./title/date

/s/ John Durham 8/14/98
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Spitfire Marketing/John Durham

Enclosure/floor plan